Williams Controls Reports First Fiscal Quarter 2012 Results and Announces Quarterly Dividend

PORTLAND, OR -- (Marketwire - February 07, 2012) - Williams Controls, Inc. (the "Company") (NYSE Amex: WMCO) today announced financial results for its first fiscal quarter ended December 31, 2011.

Net sales for the quarter were $15,509,000, up 14.5% from $13,550,000 for the first quarter of fiscal 2011. First quarter sales were down 7.4% from the fourth quarter of fiscal 2011 as the first quarter is typically our seasonally slowest quarter of the year primarily due to fewer shipping days arising from regularly scheduled holiday shutdowns.

Net income for the first fiscal quarter was $1,013,000, or $0.13 per diluted share, an increase of 57% over the 2011 first fiscal quarter to net income of $644,000, or $0.09 per diluted share.

Strong NAFTA truck sales led the sales improvement in the quarter, increasing 58% when compared to the first quarter of fiscal 2011. The expiration of the accelerated depreciation in 2011 combined with improved freight tonnage and continued strong replacement demand led to unexpectedly higher demand for NAFTA trucks in the quarter. Worldwide off-road sales increased 35% in the quarter compared to last year's first fiscal quarter due to higher demand for off-road equipment and strong sales of new products by the Company.

Customer supply chain issues and changes in vehicle product mix negatively impacted sales to European and Asian truck customers in the quarter over quarter comparisons. European truck sales were down 28% quarter over quarter primarily due to the timing of shipments to one customer. Asian truck sales decreased 57% over the prior year quarter primarily due to changes in one Korean customer's product mix that resulted in the use of fewer electronic engines.

Operating income was $1,779,000 in the quarter, a $900,000 increase from the 2011 first fiscal quarter operating income of $879,000. In addition to the impact of the higher sales, we reduced our environmental provision $145,000 on an after-tax basis, or $.02 per fully diluted share during the quarter based on revised standards enacted by the State of Oregon in the first fiscal quarter of 2012.

Today the Company also announced its regular quarterly dividend of $0.12 per share payable on February 28, 2012 to stockholders of record as of February 21, 2012.

Commenting on the first quarter results Patrick W. Cavanagh, Williams Controls' President and Chief Executive Officer, stated, "Our strong NAFTA truck and world-wide off-road sales in the quarter offset some temporary timing issues by European and Asian customers, generating a significant improvement in revenues over last year's first quarter. The European and Asian issues were temporary and have been resolved." He continued, "We continue to focus on new product introductions and during the quarter over one-third of our quarter-over-quarter sales increase was due to new products introduced last year and the first quarter of this year." He concluded, "We are optimistic about our future prospects as our core markets recover, we expect that more vehicles will be converted to electronic fuel injection in China, India, Russia and Turkey, and we intend to continue with the aggressive introduction of new products to our existing customers."

Williams Controls will hold an investor conference call at 10:30 A.M. Eastern Time on Tuesday, February 7, 2012 to provide an overview of the first quarter of fiscal 2012 financial performance and business highlights. You are invited to listen to the conference call by dialing 1-888-665-2348 (domestic) or 1-973-200-3386 (international). Participants should call prior to the start time to allow for registration. The conference access code is 42515097. An audio replay will be available by telephone through February 17, 2012. The telephone number to access the replay is 1-855-859-2056 (domestic) and 1-404-537-3406 (international). The access code will be 42515097.

ABOUT WILLIAMS CONTROLS
Williams Controls is a leading global designer and manufacturer of Electronic Throttle Control Systems ("ETCs") for the heavy truck, bus and off-road markets. Williams Controls is headquartered in Portland, Oregon and employs more than 300 people worldwide at locations in North America, Europe, and Asia. For more information, visit Williams Controls' website at www.wmco.com. Information posted on our website is not incorporated into, and does not constitute a part of, this release.

The statements included in this news release concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements are based on management's assumptions and projections, and are sometimes identifiable by use of the words, "expect to," "plan," "will," "believe" and words of similar predictive nature. Because management's assumptions and projections are based on anticipation of future events, you should not place undue emphasis on forward-looking statements. You should anticipate that our actual performance may vary from these projections, and variations may be material and adverse. You should not rely on forward-looking statements in evaluating an investment or prospective investment in our stock, and when reading these statements you should consider the uncertainties and risks that could cause actual results to differ materially from the forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, factors detailed in the Company's Securities and Exchange Commission filings. These factors include our ability to maintain positive relationships with key customers; the concentration of our sales revenues among a limited number of large customers; our status as a component manufacturer and the resulting impact on our revenues of demand for vehicles and equipment in which our products are installed; the effect of products liability lawsuits that directly affect us and that indirectly impact us because of their effect on the transportation and equipment industries generally; the impact of foreign currency exchange rates on our gross income; the impact of federal monetary and trade policies that impact the market for our products; our ability to comply with U.S. and foreign laws applicable to our oversees operations; and the status of our relationships with our employees and organized labor force. These risks and uncertainties are beyond our control and, in many cases; we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. Some of the factors that may cause our actual results in future periods to differ materially from those currently expected or desired because of a number of risks and uncertainties include, but are not limited to, those risk discussed in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

                          Williams Controls, Inc.
         Unaudited Condensed Consolidated Statements of Operations
         (Dollars in thousands, except share and per share amounts)

----------------------------------------------------------------------------
                                               Three month     Three month
                                              period ended    period ended
                                              December 31,    December 31,
                                                  2011            2010
                                               (unaudited)     (unaudited)
----------------------------------------------------------------------------
Net sales                                    $       15,509  $       13,550
----------------------------------------------------------------------------
Cost of sales                                        10,620           9,253
----------------------------------------------------------------------------
Gross profit                                          4,889           4,297
----------------------------------------------------------------------------
Research and development expense                      1,118           1,200
----------------------------------------------------------------------------
Selling expense                                         746             671
----------------------------------------------------------------------------
Administration expense                                1,246           1,547
----------------------------------------------------------------------------
Operating income                                      1,779             879
----------------------------------------------------------------------------
Interest expense, net                                    34               8
----------------------------------------------------------------------------
Other expense, net                                      118              38
----------------------------------------------------------------------------
Income before income taxes                            1,627             833
----------------------------------------------------------------------------
Income tax expense                                      614             189
----------------------------------------------------------------------------
Net income                                   $        1,013  $          644
----------------------------------------------------------------------------
Earnings per share information:
----------------------------------------------------------------------------
Basic -
----------------------------------------------------------------------------
Net income per common share                  $         0.14  $         0.09
----------------------------------------------------------------------------
Weighted average shares used in per share
 calculation - basic                              7,304,057       7,290,122
----------------------------------------------------------------------------
Diluted -
----------------------------------------------------------------------------
Net income per common share                  $         0.13  $         0.09
----------------------------------------------------------------------------
Weighted average shares used in per share
 calculation - diluted                            7,494,174       7,436,184
----------------------------------------------------------------------------

----------------------------------------------------------------------------

                          Williams Controls, Inc.
              Unaudited Condensed Consolidated Balance Sheets
                           (Dollars in thousands)

----------------------------------------------------------------------------
                                             December 31,    September 30,
                                                 2011             2011
                                             (unaudited)      (unaudited)
----------------------------------------------------------------------------
                  Assets
----------------------------------------------------------------------------
Current Assets:
----------------------------------------------------------------------------
  Cash and cash equivalents                $         1,448  $         1,339
----------------------------------------------------------------------------
  Trade accounts receivable, net                    10,398           10,561
----------------------------------------------------------------------------
  Other accounts receivable                            835              944
----------------------------------------------------------------------------
  Inventories                                       10,872           11,334
----------------------------------------------------------------------------
  Deferred income taxes                                847              847
----------------------------------------------------------------------------
  Prepaid expenses and other current
   assets                                              702              552
----------------------------------------------------------------------------
  Total current assets                              25,102           25,577
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Property, plant and equipment, net                   9,088            9,446
----------------------------------------------------------------------------
Deferred income taxes                                3,192            3,181
----------------------------------------------------------------------------
Other assets, net                                      360              337
----------------------------------------------------------------------------
  Total assets                             $        37,742  $        38,541
----------------------------------------------------------------------------

----------------------------------------------------------------------------
   Liabilities and Stockholders' Equity
----------------------------------------------------------------------------
Current Liabilities:
----------------------------------------------------------------------------
  Revolving loan facility                  $         2,616  $         1,575
----------------------------------------------------------------------------
  Accounts payable                                   4,405            5,599
----------------------------------------------------------------------------
  Accrued expenses                                   4,722            5,536
----------------------------------------------------------------------------
  Current portion of employee benefit
   obligations                                         201              201
----------------------------------------------------------------------------
  Total current liabilities                         11,944           12,911
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Long-term Liabilities:
----------------------------------------------------------------------------
  Employee benefit obligations                       7,923            8,069
----------------------------------------------------------------------------
  Other long-term liabilities                          129              126
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Stockholders' Equity:
----------------------------------------------------------------------------
  Preferred stock                                        -                -
----------------------------------------------------------------------------
  Common stock                                          73               73
----------------------------------------------------------------------------
  Additional paid-in capital                        38,708           38,521
----------------------------------------------------------------------------
  Accumulated deficit                              (10,983)         (11,108)
----------------------------------------------------------------------------
  Treasury stock                                    (2,734)          (2,734)
----------------------------------------------------------------------------
  Accumulated other comprehensive loss              (7,318)          (7,317)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
  Total stockholders' equity                        17,746           17,435
----------------------------------------------------------------------------
  Total liabilities and stockholders'
   equity                                  $        37,742  $        38,541
----------------------------------------------------------------------------

----------------------------------------------------------------------------

Contact:
Mike Rusk
Financial Controller
Telephone: (503) 684-8600